                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                            -------------------------


                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


          Date of Report (Date of earliest event reported):May 15, 1998


              GREEN TREE FLOORPLAN RECEIVABLES MASTER TRUST 1996-2
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)



        MINNESOTA                     33-62433                  APPLIED FOR
--------------------------------------------------------------------------------
(State or other jurisdiction         (Commission               (IRS employer
      of incorporation)             file numbers)           identification no.)



1100 LANDMARK TOWERS, 345 ST. PETER STREET, SAINT PAUL, MINNESOTA     55102-1639
--------------------------------------------------------------------------------
       (Address of principal executive offices)                       (Zip code)


       Registrant's telephone number, including area code: (612) 293-3400
                                                           --------------

                                 NOT APPLICABLE
         --------------------------------------------------------------
         (Former name or former address, if changed since last report.)
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    ITEM 5. OTHER EVENTS.

            Pursuant to the Pooling and Servicing Agreement between Green Tree Financial Corporation (the "Servicer") and Norwest Bank Minnesota (the "Trustee"), on May 15, 1998 the Trustee made distributions to the holders of the certificates representing interests in the Trust (the "Certificateholders") and delivered to the Certificateholders the Monthly Report required by Section 1.01 of the Servicing Agreement attached hereto as Exhibit 99.1.

    ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

            (c) Exhibits.

                The following is filed herewith. The exhibit number corresponds with Item 601(b) of Regulation S-K.

                Exhibit No.        Description
                -----------        -----------
                   99.1            Monthly Report delivered to
                                   Certificateholders on
                                   May 15, 1998.
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      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 15, 1998


                                       FLOORPLAN RECEIVABLES MASTER TRUST
                                       1996-2

                                       By  GREEN TREE FINANCIAL CORPORATION
                                           as Servicer with respect to the Trust


                                       By: /s/Phyllis A. Knight
                                           -------------------------------------
                                           Phyllis A. Knight
                                           Senior Vice President and Treasurer

                             INDEX TO EXHIBITS



EXHIBIT
NUMBER                                                                PAGE
-------                                                               ----
  99.1       Monthly Report delivered to Certificateholders             5
             on May 15, 1998.